                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2006

                              UNION DRILLING, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51630                 16-1537048
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

UNION DRILLING, INC.
SOUTH PITTSBURGH TECHNOLOGY PARK
3117 WASHINGTON PIKE
BRIDGEVILLE, PENNSYLVANIA                                         15017
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (412) 257-9390
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 30, 2006, Thornton Drilling Company ("Thornton"), a Delaware
corporation and wholly owned subsidiary of Union Drilling, Inc., entered into an agreement (the "Assignment Agreement") to assume the purchaser's rights and obligations under an Assets Purchase Agreement, dated December 19, 2005, between
Permian Drilling Corporation, a New Mexico corporation, and Maverick Oil and
Gas, Inc. ("Maverick"), a Nevada corporation, for the purchase by Maverick of one Wilson 75 drilling rig (the "Rig").

Pursuant to the Assignment Agreement, in consideration for Thornton assuming the rights and obligations of Maverick under the Assets Purchase Agreement, Maverick agreed to pay Thornton the excess of the purchase price for the Rig over
$3,646,500. Also pursuant to the Assignment Agreement, Thornton and Maverick agreed to enter into a two year drilling services contract upon the acquisition by Thornton of the Rig.

Also on January 30, 2006, the transactions provided for by the Assets Purchase
Agreement and the Assignment Agreement were consummated and Thornton purchased the Rig and entered in the drilling services agreement with Maverick.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.    DESCRIPTION

10.1           Assets Purchase Agreement, dated December 19, 2005, between
               Permian Drilling Corporation and Maverick Oil and Gas, Inc.,
               relating to the purchase of one Wilson 75 drilling rig, together with related letter of the same date; Agreement Regarding
               Assignment and Assumption of Rights and Obligations under Assets
               Purchase Agreement, dated January 30, 2006, between Maverick Oil and Gas, Inc. and Thornton Drilling Company; and Addendum to
               Assets Purchase Agreement and Letter Agreement, dated January 30,
               2006, between Permian Drilling Corporation, Maverick Oil and Gas,
               Inc. and Thornton Drilling Company.

            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNION DRILLING, INC.

Date: February 3, 2006                  By: /s/ Christopher D. Strong
                                            ------------------------------------
                                            Christopher D. Strong, President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

10.1           Assets Purchase Agreement, dated December 19, 2005, between
               Permian Drilling Corporation and Maverick Oil and Gas, Inc.,
               relating to the purchase of one Wilson 75 drilling rig, together with related letter of the same date; Agreement Regarding
               Assignment and Assumption of Rights and Obligations under Assets
               Purchase Agreement, dated January 30, 2006, between Maverick Oil and Gas, Inc. and Thornton Drilling Company; and Addendum to
               Assets Purchase Agreement and Letter Agreement, dated January 30,
               2006, between Permian Drilling Corporation, Maverick Oil and Gas,
               Inc. and Thornton Drilling Company.